[Peoples Benefit Life Insurance Company Letterhead]

September 9, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Peoples Benefit Life Insurance Company Separate Account IV

File No. 33-36073, 811-6144, CIK 0000866252

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account IV, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on September 5, 2003, Vanguard Variable Insurance Fund filed its semi-annual report with the Commission via Edgar (CIK: 000857490). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed

Assistant General Counsel